Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond ESG Fund

Supplement dated December 4, 2020 to the Prospectus and Statement of Additional Information,

each dated March 1, 2020, as supplemented May 15, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, Stephen J. Repoff, CFA serves as a portfolio manager of the Fund. Mary F. Kane, CFA and Stephen J. Repoff, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Ms. Kane and Mr. Repoff.

In addition, effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG GW&K Core Bond ESG Fund” titled “Portfolio Management – Portfolio Manager” on page 12 is deleted and replaced with the following:

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 2/15.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 12/20.

The first paragraph in the “Additional Information About the Funds – Fund Management – AMG GW&K Core Bond ESG Fund” section on page 24 is deleted and replaced with the following:

GW&K manages the entire Fund and has served as the Subadviser to the Fund since February 2015. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of September 30, 2020, had assets under management of approximately $47 billion. AMG indirectly owns a majority interest in GW&K. Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Mr. Repoff joined GW&K in 2013 and is a Principal and Portfolio Manager.

In addition, effective immediately, the SAI is revised as follows:

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K Core Bond ESG Fund” titled “Other Accounts Managed by the Portfolio Manager” on page 84, the following information is added for Mr. Repoff, which is as of September 30, 2020:

Portfolio Manager: Stephen J. Repoff, CFA
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	7,101	$4,685	None	$0

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K Core Bond ESG Fund” titled “Portfolio Manager’s Ownership of Fund Shares” on page 85, the following information is added for Mr. Repoff, which is as of September 30, 2020:

Portfolio Manager Ownership of Fund Shares

Mr. Repoff: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE